UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 3, 2010
RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

136 ENTERPRISE BOULEVARD, BOZEMAN, MT	59718

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (406) 522-4200
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Not Applicable.
(e) On December 3, 2010, the Board of Directors of RightNow Technologies, Inc. (the “Company”) approved an amendment to the RightNow Technologies, Inc. 2004 Employee Stock Purchase Plan (the “Plan”) to change the beginning of each six month purchase period under the Plan from the first business day in January and July, respectively, to the sixteenth day in February and August, respectively, and change the ending of each such six month purchase period from the last business day in June and December, respectively, to the fifteenth day in August and February, respectively. The Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code, and permits the Company’s and its participating subsidiaries’ eligible employees to elect to participate in the Plan and purchase shares of the Company’s common stock through periodic after-tax payroll deductions at a purchase price established by the administrator of the Plan prior to the first business day of the applicable purchase period; provided that in no event will the purchase price for any purchase period be less than the lesser of 85% of the fair market value of the Company’s common stock on the first business day and the last business day of that purchase period. On the last business day of each purchase period, an automatic purchase will be made for participants out of the total payroll deductions accumulated for that purchase period. The securities issued or issuable under the Plan have been registered on one or more registration statements on Form S-8 under the Securities Act of 1933.
     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit No. 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          Not Applicable.
     (b) Pro Forma Financial Information.
          Not Applicable.
     (c) Shell Company Transactions.
          Not Applicable.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	2004 Employee Stock Purchase Plan, as amended and restated December 3, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)

Dated: December 9, 2010	/s/ Jeffrey C. Davison
Jeffrey C. Davison
Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	2004 Employee Stock Purchase Plan, as amended and restated December 3, 2010.